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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Broadway, Lorain, Ohio	44052 — 1769

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 5, 2005, the registrant issued a press release announcing the retirement of its Chairman, Stanley G. Pijor. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

Exhibit Number	Exhibit Description

99	Press release dated January 5, 2005 announcing retirement of Chairman, Stanley G. Pijor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

LNB BANCORP, INC.

Date: January 5, 2005	By:	/s/ Terry M. White

Terry M. White
Executive Vice President,
Chief Financial Officer and
Corporate Secretary